EXHIBIT 10.2
AMENDMENT N°1 TO RELATIONSHIP AGREEMENT

BETWEEN THE UNDERSIGNED:
(1)Technip Energies N.V., a public limited liability company incorporated under the laws of the Netherlands (the “Company”);
(2)TechnipFMC plc, a public limited company formed under the laws of England and Wales (“TFMC”); and
(3)Bpifrance Participations SA, a société anonyme incorporated under the laws of the Republic of France (“Shareholder”).
The Company, TFMC and Shareholder are each referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS:
A.On January 7, 2021, TFMC and Shareholder entered into a share purchase agreement (the “Share Purchase Agreement”) relating to certain shares of the Company.
B.On January 7, 2021, the Parties entered into a relationship agreement (the “Relationship Agreement”) relating to certain governance and other matters.
C.On March 31, 2021, TFMC and Shareholder entered into an amendment to the Share Purchase Agreement, pursuant to which the Purchase Price (as defined in the Share Purchase Agreement) was reduced from $200,000,000 to $100,000,000, resulting in a number of Purchased Shares (as defined in the amendment to the Share Purchase Agreement) of 7,474,829.
D.In view of the amendment to the Share Purchase Agreement, the Parties wish to amend certain provisions of the Relationship Agreement on the terms set forth herein, by entering into this amendment to the Relationship Agreement (the “Amendment”), with all such amendments to be effective as of April 20, 2021.
NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:
Article I.
DEFINITIONS AND PRINCIPLES OF INTERPRETATION
1.1.Definitions
Capitalized terms used but not defined herein shall have the meaning set forth in the Relationship Agreement.
1.2.Principles of interpretation

(a)The numbering of each article, section, paragraph, schedule, annex or exhibit of the Relationship Agreement shall not be affected by any of the amendments contained in the Amendment.
(b)Any reference to the “date hereof” in the Relationship Agreement shall be read as January 7, 2021.
(c)From and after the date of this Amendment, any reference to the Relationship Agreement shall be deemed to be a reference to the Relationship Agreement as amended by this Amendment.
Article II.
AMENDMENTS
2.1.Amendments to Section 2.01 of the Relationship Agreement
The Parties hereby agree to amend Section 2.01 of the Relationship Agreement (Composition of the Board; Nomination of the Non-Executive Directors) as follows with effect as of April 20, 2021:
(a) The words in the first part of Section 2.01 "Effective as of the Distribution Date:" are hereby deleted.
(b)Section 2.01 (a) of the Relationship Agreement is hereby deleted in its entirety and replaced with the following:
“(a)     For so long as Shareholder and its Permitted Transferees Beneficially Own the applicable percentage of Ordinary Shares set forth in this sentence, Shareholder shall have the right to propose one or two nominees to the Board for appointment as non-executive directors (the “Investor Nominated Directors”) as follows: (i) two Investor Nominated Directors, so long as Shareholder Beneficially Owns at least 18% of the Ordinary Shares; and (ii) one Investor Nominated Director, so long as Shareholder Beneficially Owns at least 5% of the Ordinary Shares but less than 18% of the Ordinary Shares.”

(c)Section 2.01(f)(iv) of the Relationship Agreement is hereby deleted in its entirety and replaced with the following:
“(iv) the applicable number of Investor Nominated Director(s) pursuant to Section 2.01(a) above to be appointed.”
2.2.Amendment to Section 7.01 of the Relationship Agreement
The Parties hereby agree to amend Section 7.01 of the Relationship Agreement as follows with effect as of April 20, 2021:
The references to Schedule 7.01(ii) included in Section 7.01 of the Relationship Agreement are hereby deleted, and Schedule 7.01(ii) to the Relationship Agreement is hereby deleted in its entirety.

Article III.
MISCELLANEOUS
3.1.No other amendment
The Parties acknowledge and agree that all the provisions of the Relationship Agreement not expressly amended pursuant to this Amendment shall continue to be valid and binding on the Parties, in full force and effect, and shall not be deemed to have been amended, waived, deleted or affected in any manner whatsoever by this Amendment.
3.2.Incorporation by reference
The provisions of Section 8 of the Relationship Agreement (Miscellaneous) are incorporated herein by reference and shall apply to the terms and provisions of this Amendment and the Parties mutatis mutandis.

[Signature Pages Follow.]

In witness whereof, each of the Parties has executed this Agreement as of May 6, 2021.

TECHNIP ENERGIES N.V. By: /s/ Arnaud Pieton Name: Arnaud Pieton Title: Chief Executive Officer

[Signature Page to Amendment to the Relationship Agreement]

In witness whereof, each of the Parties has executed this Agreement as of May 3, 2021.

TECHNIPFMC PLC By: /s/ Alf Melin Name: Alf Melin Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment to the Relationship Agreement]

In witness whereof, each of the Parties has executed this Agreement as of May 5, 2021.

BPIFRANCE PARTICIPATIONS S.A. By: /s/ Arnaud Caudoux Name: Arnaud Caudoux Title: Deputy CEO (Directeur Général Adjoint)

[Signature Page to Amendment to the Relationship Agreement]